Exhibit A-1

Rule 0-2(d)

VERIFICATION

STATE OF NEW YORK             )

                                                       )

COUNTY OF NEW YORK         )

The undersigned being duly deposed and sworn deposes and says that she has duly executed this Application for an Exemptive Order on September 7, 2012 for and on behalf of Goldman Sachs Trust; that she is the Secretary of such company; and that all actions by trustees and other persons necessary to authorize deponent to execute and file such instrument has been taken. Deponent further says that she is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of her knowledge, information and belief.

/s/ Caroline Kraus
Caroline Kraus

Subscribed and sworn to before me, a Notary Public, this 7th day of September, 2012.

/s/ Kathleen M. Beresford
Notary Public

[Official Seal]

My commission expires: May 22, 2014

Exhibit A-2

Rule 0-2(d)

VERIFICATION

STATE OF NEW YORK             )

                                                       )

COUNTY OF NEW YORK         )

The undersigned being duly deposed and sworn deposes and says that she has duly executed this Application for an Exemptive Order on September 7, 2012 for and on behalf of Goldman Sachs Variable Insurance Trust; that she is the Secretary of such company; and that all actions by trustees and other persons necessary to authorize deponent to execute and file such instrument has been taken. Deponent further says that she is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of her knowledge, information and belief.

/s/ Caroline Kraus
Caroline Kraus

Subscribed and sworn to before me, a Notary Public, this 7th day of September, 2012.

/s/ Kathleen M. Beresford
Notary Public

[Official Seal]

My commission expires: May 22, 2014

Exhibit A-3

Rule 0-2(d)

VERIFICATION

STATE OF NEW YORK             )

                                                       )

COUNTY OF NEW YORK         )

The undersigned being duly deposed and sworn deposes and says that he has duly executed this Application for an Exemptive Order on September 7, 2012 for and on behalf of Goldman Sachs Asset Management, L.P.; that he is the Managing Director of such company; and that all actions by trustees and other persons necessary to authorize deponent to execute and file such instrument has been taken. Deponent further says that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

/s/ David Plutzer
David Plutzer

Subscribed and sworn to before me, a Notary Public, this 7th day of September, 2012.

/s/ Kathleen M. Beresford
Notary Public

[Official Seal]

My commission expires: May 22, 2014

Exhibit A-4

Rule 0-2(d)

VERIFICATION

ENGLAND & WALES                )

                                                       )

CITY OF LONDON                    )

The undersigned being duly deposed and sworn deposes and says that he has duly executed this Application for an Exemptive Order on September 7, 2012 for and on behalf of Goldman Sachs Asset Management International; that he is the Managing Director of such company; and that all actions by trustees and other persons necessary to authorize deponent to execute and file such instrument has been taken. Deponent further says that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

/s/ Theodore Sotir
Theodore Sotir

Subscribed and sworn to before me, a Notary Public, this 7th day of September, 2012.

/s/ J. Siôn Taylor
Notary Public

[Official Seal]

My commission expires:     with life

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